EXHIBIT 10

                    STOCK RESTRICTION AND VOTING AGREEMENT

         This Stock Restriction and Voting Agreement (the "Agreement") effective as of April 29, 1999 is entered into by and among Richard E. Tarrant
("Richard") and Amy E. Tarrant ("Amy").

                                   WITNESSETH:

         WHEREAS, Richard is on this date transferring to Amy 2,575,365 shares (the "Shares") of the Common Stock, par value $.01 per share ("Common Stock"), of IDX Systems Corporation, a Vermont corporation (the "Company"); and

         WHEREAS, the Shares are subject in Richard's hands to that certain Redemption Agreement dated April 1, 1993 among Richard, Robert H. Hoehl ("Hoehl") and the Company, a copy of which is attached hereto (the "Redemption Agreement") and to the related voting trust agreement of the same date (the "Voting Trust"), and the Redemption Agreement provides that the Shares may be transferred by Richard only subject to the provisions of the Redemption Agreement and the Voting Trust; and

         WHEREAS, Richard and Amy desire to set forth certain other agreements and restrictions with respect to the Shares;

         NOW THEREFORE, the parties hereto, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency is hereby acknowledged, hereby agree as follows:

1.       Restrictions on Transfer.
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1.1      Amy shall not sell, transfer or otherwise dispose of ("Transfer"), any of the Shares, other than as permitted by Section 2 of this Agreement, and any attempted Transfer by Amy, other than as permitted by Section 2 of this Agreement, shall be void and shall transfer no right, title, or interest in or to any of such Shares to the purported transferee.

2.       Transfers Not Subject to Restrictions.
         -------------------------------------

2.1      Amy may Transfer Shares to any one or more of Jeremiah, Richard
Jr., Brian, Audrey or Ellen Tarrant (the "Tarrant Children") or to a trust established for the benefit of the Tarrant Children or herself, or may dispose of them under her will, provided that in any such case the transferee delivers to Richard and Hoehl a written instrument agreeing to be bound by the terms of the Redemption Agreement, the Voting Trust and this Agreement as if such
transferee  were  Amy  (any  such  transferee   referred  to  as  a ("Permitted
Transferee").

2.2 Amy may Transfer Shares to any transferee other than a Permitted Transferee (an "Other Transferee"), provided that the number of Shares that have been Transferred at any time by Amy to Other Transferees shall not exceed the Permitted Number of Transferred Shares, as defined below. The "Permitted Number of Transferred Shares" shall mean, at any given time (the "Measurement Time"), the greater of (i) 200,000 shares per calendar year cumulative, commencing after the date of this Agreement or (ii) the number of shares of Common Stock Transferred by Richard during the period commencing on the date of this Agreement and ending at the Measurement Time to transferees other than Richard's Permitted Transferees. "Richard's Permitted Transferees" shall mean the Tarrant Children, any trust established for the benefit of the Tarrant Children or himself.


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2.3      Amy may Transfer Shares without limitation following the earlier of (i)
the fifth anniversary of this Agreement or (ii) the first date upon which Richard is no longer serving as either a director or officer of the Company.

3.       Voting Shares.
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3.1      Amy agrees that, subject to Section 3.2 below, Richard shall continue to have all voting rights prior to the tenth anniversary of this Agreement with respect to the Shares held by her or any Permitted Transferee, and, in order to effectuate such grant of voting rights, Richard shall be (and is hereby appointed) the proxy and attorney-in-fact of Amy to vote her Shares, and any Shares Transferred by her to a Permitted Transferee, at any annual or special meeting of the shareholders of the Company, or to execute any written consent without a meeting, for all purposes which require the approval or consent of the shareholders of the Company. The proxy granted pursuant hereto is irrevocable and coupled with an economic, proprietary and pecuniary interest. Such proxy shall not terminate on account of the death, disability, bankruptcy, or incompetency of Amy and shall remain in full force and effect until the first to occur of (i) the tenth anniversary of this Agreement, (ii) the termination of this Agreement by its terms and (iii) the termination of such proxy by operation of law.

3.2 Amy further acknowledges that the Shares are subject to the Redemption Agreement and the Voting Trust, including particularly the provisions of Section 5 of the Redemption Agreement and the proxy granted therein by Richard to Hoehl, the provisions of which Section 5 are hereby incorporated herein by reference, and Amy agrees that, as contemplated by such
Section 5, upon the death or during the Incompetency (as defined in the Redemption Agreement) of Richard, Hoehl shall have all voting rights with respect to the Shares held by her or any Permitted Transferee, and, in order to effectuate such grant of voting rights, Hoehl shall be (and is hereby appointed) the proxy and attorney-in-fact of Amy, following the death or during the Incompetency of Richard, to vote her Shares, and any Shares Transferred by her to a Permitted Transferee, at any annual or special meeting of the shareholders of the Company, or to execute any written consent without a meeting, for all purposes which require the approval or consent of the shareholders of the Company. The proxy granted pursuant hereto is irrevocable and coupled with an economic, proprietary and pecuniary interest. Such proxy shall not terminate on account of the death, disability, bankruptcy, or incompetency of Amy and shall remain in full force and effect until the first to occur of (i) the tenth anniversary of this Agreement, (ii) the death or Incompetency of both Richard and Hoehl or the survivor of them, (iii) the termination of the Redemption Agreement by its terms, (iv) the termination of the proxy granted by Richard to Hoehl in the Redemption Agreement by operation of law and (v) the first date upon which Richard is no longer serving as either a director or officer of the Company.

4.       Termination of Agreement.
         ------------------------

4.1 This Agreement shall terminate upon the earlier of (a) the sale of all or substantially all of the assets or business of the Company, by merger, sale of assets or otherwise; (b) the transfer of all of the Shares to Other Transferees; (c) the first date upon which Richard is no longer serving as either a director or officer of the Company; and (the tenth anniversary of this Agreement.

5.       General.
         -------

5.1      Copy to be Maintained at Company Offices.  An original copy of this
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Agreement, duly executed by each of the parties hereto, shall be delivered to the Secretary of the

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Company and maintained at the principal executive office of the Company and made available for inspection by any person requesting it.

5.2      Severability.  The invalidity or unenforceability of any provision of
         -------------
this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

5.3      Specific Performance.  In addition to any and all other remedies that
         ---------------------
may be available at law in the event of any breach of this Agreement, Richard and, with respect to Section 3.2, Hoehl shall be entitled to specific performance of the agreements and obligations of Amy hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

5.4      Governing Law.  This Agreement shall be governed by and construed in
         ---------------
accordance with the internal laws of the State of Vermont (without reference to the conflicts of law provisions thereof).

5.5      Complete Agreement; Amendments.  This Agreement constitutes the entire
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agreement and  understanding  of the parties  hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to such subject matter. No amendment, modification or termination of, or waiver under, any provision of this Agreement shall be valid unless in writing and signed by both of the parties hereto.

5.6      Pronouns.  Whenever the context may require, any pronouns used in this
         ---------
Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

5.7      Counterparts; Facsimile Signatures.  This Agreement may be executed in
         -----------------------------------
any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

5.8      Section Headings.  The section headings are for the convenience of the
         ------------------
parties and in no way alter, modify, amend, limit or restrict the contractual obligation of the parties.

Executed on June 8, 2000, effective as of the date first written above.


                                             /S/ RICHARD E. TARRANT
            /S/ RONALD L. ROBERTS            --------------------------
Witness by___________________________        Richard E. Tarrant


                                             /S/ AMY E. TARRANT
            /S/ RONALD L. ROBERTS            --------------------------
Witness by __________________________        Amy E. Tarrant


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